UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-22771

Oppenheimer Global Real Estate Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices)  (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: April 30

Date of reporting period: 4/30/2017

Item 1.  Reports to Stockholders.

Annual Report 4/30/2017

OppenheimerFunds®
The Right Way
to Invest

Oppenheimer
Global Real Estate Fund

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 4/30/17

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	FTSE EPRA NAREIT Global NR Index
1-Year	-0.08%	-5.83%	3.21%
Since Inception (3/20/13)	4.64	3.14	4.34

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 5.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

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Fund Performance Discussion

The Fund’s Class A shares (without sales charges) produced a -0.08% total return for the period May 1, 2016 through April 30, 2017. On a relative basis, the Fund underperformed its benchmark, the FTSE EPRA NAREIT Global Index (the “Index”), which produced a 3.21% return for the same period.

MARKET OVERVIEW

For this one-year period, the overall Index return was 3.21%, with leading performance in China, Singapore and Hong Kong markets. China’s riskier developers, focused in third and fourth tier cities, gained market share and performed well. These companies, with high management, geographic and leverage risk, will be dependent on China’s government allowing speculative development in these cities. Singapore developers outperformed on the back of the government’s relaxation of Seller’s Stamp Duty, which was seen by investors as a shift in policy. Industrial REITs also outperformed as trade improved. Hong Kong’s retail companies outperformed as the retail environment improved in both Hong Kong and China. Hong Kong’s developers also benefited from a strong housing market.

UK stocks declined significantly during the one-year period, largely as a result of the surprise outcome to the Brexit vote in June 2016. The UK has performed surprisingly well since then, but in the mid to long term, we do

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expect some deterioration, especially if a hard Brexit becomes a reality. We remain cautious in the UK as we see inflation rising – negatively affecting consumer sentiment and retail in particular.

U.S. real estate stocks were overall average compared to the total Index. The U.S. equity market’s “Trump Rally” continued in 2017, fueled by expectations of pro-business policies, tax reform and defense spending. REIT quarterly returns lagged broader equity markets; performance was dragged down by the retail sector. Annual returns were bifurcated by sub-sector over the past year, with strong returns in the non-core Single Family Homes, Data Centers, Manufactured Homes, and Specialty sectors. The Industrial, Lodging, Office, Health Care and Apartment sectors also had strong performance. Retail REITs underperformed due to the continued negative sentiment around brick and mortar retail sales relative to e-commerce. Rising store closings are weighing on the long-term growth outlook for this sector.

Japan’s REIT returns were negative during this period. Japanese REITs (J-REITs) and Japanese Developers (J-Developers) both underperformed the broader equity market during the first quarter, with J-REITs outperforming J-Developers. J-REITs, with stable revenue streams (apartment, healthcare and logistics) generally outperformed those with earnings levered to economy growth (retail, hotels and office).

Continental European real estate securities were mixed during the period: Germany, Spain, and Switzerland were above average, while France, Netherlands, and Sweden were negative. While German residential companies have dynamic fundamentals, the stocks are often perceived as less volatile, as are Swiss companies. With investors digesting the French elections at the end of April, we believe there was an element of political risk prompting a move by investors towards perceived safe haven countries, which played into the performance of the European stocks in the first quarter.

FUND REVIEW

The Fund’s positioning in the UK was detrimental to its performance relative to the Index, as we did not anticipate the surprise outcome to the Brexit vote. Although the immediate effect on property fundamentals was benign, we believe that Brexit will have an adverse effect in the medium and long term. While we think that current stock prices have overreacted and that there is some value in UK stocks, we have reduced the UK weight in the Fund due to the heightened uncertainty around Brexit and its political and economic consequences.

The Fund’s performance was negatively impacted by its underweight positions in China and Hong Kong. China’s real estate stocks spiked in the first quarter of 2017 as developers benefited from the country’s strong residential market. However, growth in tier one cities is decelerating, while

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lowered tiered cities are picking up steam. Overall, we regard many of these companies as speculative in nature as they are highly leveraged and aggressively managed. These companies ran up 50%-60% in a short time span in a rising market, which hurt our performance. In recent weeks, the performance in these speculative companies has reversed amid Chinese government initiatives to crack down on over-lending and speculative investing. As a result, our performance in China has stabilized in April. Hong Kong’s retail companies outperformed as the retail environment improved in both Hong Kong and China. Hong Kong’s developers were also strong due to the strong housing market.

Our overweight position in Japan was also detrimental to performance. We were invested in pro cyclical stocks in Japan, which posted negative returns during this period. Japan’s listed real estate market performance continues to be driven by an uninspiring economic recovery pace and general investor preference for high yield. Japan’s developers lagged while defensive J-REITs demonstrated resilience. Abenomics initiatives and Bank of Japan monetary stimulus, while having some positive impact, has failed to drive a convincing shift away from chronic deflation. A strong Yen and weak global growth has meant poor performance by Japanese exporters and pressure on corporate profits. Policy makers’ efforts to stimulate the economy continues but a sharp growth uptick is not likely without improvement in trading partner economies. While hotels continue to enjoy record inbound tourist demand, domestic travelers are balking at the sharp increases in room rates and choosing to curb domestic travel and hotel stays. Average Daily Room Rate growth has decelerated to a mid-single digit pace while occupancy rates are declining mildly (but still remain at high levels well above breakeven earnings). Positioning in Japan was further impacted by the Brexit vote as a rush into reserve currencies at the end of June further appreciated the Yen, negatively impacting economic prospects. Subsequent to the Brexit vote we reduced our weight in Japanese developers.

In the U.S., the Fund’s strongest performance relative to the Index was the Apartment sector. The Fund benefited from stock selection in this sector, as it had a higher exposure to companies with Class B/C assets as well as suburban markets. The Fund’s outperformance in the Specialty sector was mostly due to its overweight position in one stock: GEO Group, a prison REIT. This sector outperformed as Prison REITs continued to benefit from the expected increased utilization and occupancy in for-profit prisons, reversing a multi-year trend of declining occupancy.

The Fund benefited from its stock selection in Shopping Centers, by focusing on a high quality, grocer anchored portfolio (holdings such as Regency Centers), and underweighting lower quality companies with power center exposure, which is more susceptible to competition from e-commerce.

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The Fund also outperformed in Canada and Australia. The outperformance in Canada was due to its overweight position in Milestone Apartments. Milestone, a Canadian company which owns and operates U.S. apartments, agreed to the company’s takeover by U.S. private investment firm Starwood Capital Group. Stock selection led to outperformance in Australia, mostly its overweight position in industrial company Goodman Group, which benefited from the growth in global e-commerce and third party logistic service providers.

STRATEGY & OUTLOOK

Despite a challenging global environment of rising interest rates and political uncertainty in Europe and the U.S. that could adversely affect real estate pricing, we believe that overall real estate property fundamentals are positive as demand for high quality real estate remains robust.

U.S.

We expect the U.S. economy to remain on solid footing, but believe growth will likely slow a degree for the remainder of the year. We are cautious that recent stock market gains (at least partially) reflect optimism that policy out of Washington will be stimulative and believe that expectations could moderate or be pushed back. If market optimism towards the effectiveness of the Trump administration and its reform and stimulus plans wane, REITs may prove more resilient than more economically sensitive sectors. Dividend yields are attractive and real estate fundamentals are still driving earnings growth. Overall, we expect a positive environment for U.S. REITs in the remainder of 2017. Recent concerns around macro and political risk have kept longer term U.S. rates muted despite expectations of additional Federal Reserve (“Fed”) rate hikes this year.

That said, we believe that sentiment is likely to remain negative in the Retail sector, but believe that much of the negative outlook is priced into the current valuation. As the market begins to focus more on 2018, earnings growth from redevelopment and backfilling of space is likely to ease the negative sentiment. Also, given the magnitude of the recent underperformance we expect an increased likelihood of mergers and acquisitions in the sector.

Europe

We see a shift in sentiment from the UK towards continental Europe. The Eurozone economy performed well, with the fundamental data hardening over the last few quarters. Germany has been driving the recovery for quite some time, but we see the highest economic growth in Spain and outside the Eurozone, in Sweden. France has been lagging, but recent releases show good momentum. Sentiment has been relatively good in continental Europe after Brexit and with the Dutch and French elections out of the way, as well as doubt about some of the trade-related Trump rhetoric, we believe there is some further upside for businesses and for consumers to play a more active role. We believe this should translate into decent

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equity market performance.

The largest risks in Europe are the Brexit and the Italian elections. It is uncertain whether the UK government’s hard Brexit rhetoric is a negotiation tactic or if a hard Brexit scenario is a true possibility. After the Brexit, the biggest political risk in Europe is the Italian elections in early 2018, which could strain markets and lead to risk off trades in the second half of 2017. The German elections in October should be relatively uneventful from a market perspective.

For the European part of the portfolio, we are turning more positive on some European sectors, like German residential, French and Spanish offices and logistics throughout the continent. Growth remains resilient in these sectors, and we continue to look for additional buying opportunities on the continent. On the contrary, we are growing more cautious towards the UK as the Brexit moves closer.

Asia

Asian trade data picked up in 2017 across the region as the global economy shows encouraging signs of recovery. Although the expectation of Fed rate hikes remains, risk to Asia Pacific’s (APAC) financial markets have abated somewhat with global long dated government bond yields stabilizing at relative low levels and APAC currencies showing reduced volatility. Real estate fundamentals in APAC are solid in general, with the exception of overheated housing markets in Hong Kong, China and Australia. For the commercial property sectors in the region, supply-demand is largely in balance except for the Singapore office and Japan office, hotel and industrial sectors. If the macro environment remains relatively stable, we believe APAC real estate stock performance should reflect the respective healthy fundamentals in the region. However, APAC real estate stocks remain at risk of government policy changes, including those to control red-hot housing markets, as well as global trade protectionism risk and geopolitical risk, particularly with respect to escalating tensions with North Korea.

We are positive on retail in China, Singapore, and Hong Kong on early signs of retail turnaround. Retail in Singapore and Hong Kong has been weak for the last few years, and we are seeing early signs of a retail turnaround driven by improvements in tourism arrivals in these respective regions. While the retail turnaround may somewhat short lived, we believe that the improvement will continue to play out for the balance of the year and that there are still upside opportunities in the retail oriented stocks in the region.

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In addition, we remain positive on the Singapore industrial sector, especially in the Business Park segment, due to strong demand and low supply.

David Wharmby, CFA Portfolio Manager

Henry Burgers, CFA Portfolio Manager

The Portfolio Managers are employed by the Fund’s sub-sub-adviser, Barings LLC. The opinions of the Portfolio Managers do not necessarily reflect the opinions of OppenheimerFunds.

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Top Holdings and Allocations

TOP TEN COMMON STOCK HOLDINGS

Prologis, Inc.	4.1%
Simon Property Group, Inc.	3.3
Vonovia SE	3.2
AvalonBay Communities, Inc.	3.1
Unibail-Rodamco SE	2.7
Equity Residential	2.7
Welltower, Inc.	2.6
Regency Centers Corp.	2.6
Extra Space Storage, Inc.	2.6
Goodman Group	2.3

Portfolio holdings and allocations are subject to change. Percentages are as of April 30, 2017, and are based on net assets. For more current Top 10 Fund Holdings, please visit oppenheimerfunds.com.

TOP TEN GEOGRAPHICAL HOLDINGS

United States	55.5%
Japan	9.9
Hong Kong	7.3
Australia	6.4
United Kingdom	4.3
France	3.4
Singapore	3.3
Germany	3.2
China	2.9
Netherlands	1.6

Portfolio holdings and allocation are subject to change. Percentages are as of April 30, 2017, and are based on total market value of investments.

REGIONAL ALLOCATION

Portfolio holdings and allocations are subject to change. Percentages are as of April 30, 2017, and are based on the total market value of investments.

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Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 4/30/17

	Inception Date	1-Year	Since Inception
Class A (OGRAX)	3/20/13	-0.08%	4.64%
Class C (OGRCX)	3/20/13	-0.91	3.81
Class I (OIRGX)	3/20/13	0.32	5.06
Class R (OGRNX)	3/20/13	-0.38	4.31
Class Y (OGRYX)	3/20/13	0.17	4.98
AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 4/30/17
	Inception Date	1-Year	Since Inception
Class A (OGRAX)	3/20/13	-5.83%	3.14%
Class C (OGRCX)	3/20/13	-1.82	3.81
Class I (OIRGX)	3/20/13	0.32	5.06
Class R (OGRNX)	3/20/13	-0.38	4.31
Class Y (OGRYX)	3/20/13	0.17	4.98

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800. CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75% and for Class C shares, the contingent deferred sales charge (“CDSC”) of 1% for the 1-year period. There is no sales charge for Class I, Class R and Y shares. See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

The Fund’s performance is compared to the performance of the FTSE EPRA NAREIT Global NR Index. The FTSE EPRA NAREIT Global NR Index is a stock market index managed by the European Public Real Estate Association and the National Association of Real Estate Investment Trusts and maintained by the Financial Times Index Group (FTSE). It is composed of property company constituents that trade on several global exchanges and designed to represent general trends in eligible listed real estate stocks worldwide. The Index is unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the Index. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

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The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

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Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended April 30, 2017.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended April 30, 2017” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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Actual	Beginning Account Value November 1, 2016	Ending Account Value April 30, 2017	Expenses Paid During 6 Months Ended April 30, 2017

Class A	$1,000.00	$1,024.00	$7.30

Class C	1,000.00	1,019.70	11.33

Class I	1,000.00	1,026.10	5.29

Class R	1,000.00	1,021.50	8.81

Class Y	1,000.00	1,024.70	5.54

Hypothetical
(5% return before expenses)

Class A	1,000.00	1,017.60	7.28

Class C	1,000.00	1,013.64	11.30

Class I	1,000.00	1,019.59	5.27

Class R	1,000.00	1,016.12	8.79

Class Y	1,000.00	1,019.34	5.52

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended April 30, 2017 are as follows:

Class	Expense Ratios

Class A	1.45%

Class C	2.25

Class I	1.05

Class R	1.75

Class Y	1.10

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager and Transfer Agent. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

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STATEMENT OF INVESTMENTS April 30, 2017

	Shares	Value
Common Stocks—98.8%
Consumer Discretionary—3.3%
Hotels, Restaurants & Leisure—1.8%
Hilton Worldwide Holdings, Inc.	15,343	$904,777
Household Durables—1.5%
Sekisui House SI Residential Investment Corp.	705	743,582
Financials—95.5%
Real Estate Investment Trusts (REITs)—75.5%
Diversified REITs—3.9%
ICADE	4,750	352,939
Land Securities Group plc	56,850	814,414
Spirit Realty Capital, Inc.	24,477	230,573
STORE Capital Corp.	22,634	542,990
		1,940,916
Health Care REITs—6.5%
Omega Healthcare Investors, Inc.	10,390	342,870
Physicians Realty Trust	52,236	1,025,915
Ventas, Inc.	8,130	520,401
Welltower, Inc.	18,250	1,303,780
		3,192,966
Hotel & Resort REITs—0.6%
Park Hotels & Resorts, Inc.	10,810	277,493
Industrial REITs—11.8%
Ascendas Real Estate Investment Trust	321,000	588,717
Duke Realty Corp.	31,998	887,304
GLP J-REIT	390	439,693
Goodman Group	190,900	1,157,142
Mapletree Industrial Trust	265,000	339,368
Prologis, Inc.	36,682	1,995,868
Pure Industrial Real Estate Trust	78,613	376,062
		5,784,154
Office REITs—10.2%
Boston Properties, Inc.	8,544	1,081,670
Cousins Properties, Inc.	32,100	272,529
Derwent London plc	4,160	158,616

	Shares	Value
Office REITs (Continued)
Dexus Property Group	79,000	$603,232
Great Portland Estates plc	27,220	243,910
Highwoods Properties, Inc.	8,993	457,564
Hudson Pacific Properties, Inc.	11,910	409,228
Kilroy Realty Corp.	13,642	962,170
Orix JREIT, Inc.	146	231,527
Paramount Group, Inc.	36,133	592,581
		5,013,027
Residential REITs—11.0%
American Homes 4 Rent, Cl. A	28,605	659,345
AvalonBay Communities, Inc.	8,127	1,542,830
Colony Starwood Homes	22,013	760,989
Equity Residential	20,360	1,314,849
Invincible Investment Corp.	618	236,693
Mid-America Apartment Communities, Inc.	9,282	920,867
		5,435,573
Retail REITs—24.2%
Acadia Realty Trust	26,252	763,408
Agree Realty Corp.	7,710	373,781
Charter Hall Retail REIT	162,000	542,112
Eurocommercial Properties NV	7,554	293,547
Fortune Real Estate Investment Trust	533,000	619,377
Hammerson plc	45,800	348,479
Japan Retail Fund Investment Corp.	364	711,375
LaSalle Logiport REIT	262	248,951
Macerich Co. (The)	12,947	808,281
Mapletree Commercial Trust	216,000	246,580
Ramco-Gershenson Properties Trust	23,461	312,735
Realty Income Corp.	5,730	334,346
Regency Centers Corp.	20,467	1,293,105

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	Shares	Value
Retail REITs (Continued)
Simon Property Group, Inc.	9,820	$1,622,853
Tanger Factory Outlet Centers, Inc.	10,528	328,368
Taubman Centers, Inc.	5,888	368,294
Unibail-Rodamco SE	5,393	1,324,310
Vastned Retail NV	5,102	190,520
Vicinity Centres	264,900	571,060
Wereldhave NV	7,671	353,177
Westfield Corp.	36,679	249,326
		11,903,985
Specialized REITs—7.3%
CubeSmart	17,500	443,450
Digital Realty Trust, Inc.	7,820	898,049
Extra Space Storage, Inc.	17,074	1,289,599
Gaming & Leisure Properties, Inc.	10,230	356,004
GEO Group, Inc. (The)	18,621	620,452
		3,607,554
Real Estate Management & Development—20.0%
Diversified Real Estate Activities—8.0%
Ayala Land, Inc.	271,700	191,939
Hang Lung Properties Ltd.	195,000	510,778
Henderson Land Development Co. Ltd.	81,400	515,353
Mitsubishi Estate Co. Ltd.	46,000	879,312
Mitsui Fudosan Co. Ltd.	41,000	901,330
Sun Hung Kai Properties Ltd.	64,000	958,690
		3,957,402
Real Estate Development—4.1%
Central Pattana PCL	92,300	160,052
Cheung Kong Property Holdings Ltd.	48,000	344,002
China Resources Land Ltd.	340,000	942,557
Ciputra Development Tbk PT	940,600	90,175

	Shares	Value
Real Estate Development (Continued)
Longfor Properties Co. Ltd.	277,500	$480,209
		2,016,995
Real Estate Operating Companies—7.9%
Frasers Logistics & Industrial Trust	596,000	431,271
Hongkong Land Holdings Ltd.	39,800	307,466
Hufvudstaden AB, Cl. A	14,986	234,830
Hulic Co. Ltd.	50,900	479,903
Hysan Development Co. Ltd.	75,000	354,102
Unite Group plc (The)	62,990	527,682
Vonovia SE	43,206	1,564,001
		3,899,255
Total Common Stocks (Cost $43,295,474)		48,677,679
Investment Company—1.0%
Oppenheimer Institutional Government Money Market Fund, Cl. E, 0.71% (Cost $468,261)[1,2]	468,261	468,261
Total Investments, at Value (Cost $43,763,735)	99.8%	49,145,940
Net Other Assets (Liabilities)	0.2	81,430
Net Assets	100.0%	$49,227,370

15        OPPENHEIMER GLOBAL REAL ESTATE FUND

STATEMENT OF INVESTMENTS Continued

Footnotes to Statement of Investments

1. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares April 29, 2016[a]	Gross Additions	Gross Reductions	Shares April 30, 2017

Oppenheimer Institutional Government Money Market Fund, Cl. Eb	—	44,240,509	43,772,248	468,261

			Value	Income

Oppenheimer Institutional Government Money Market Fund, Cl. Eb			$468,261	$4,395

a. Represents the last business day of the Fund’s reporting period.

b. Prior to September 28, 2016, this fund was named Oppenheimer Institutional Money Market Fund.

2. Rate shown is the 7-day yield at period end.

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings (Unaudited)	Value	Percent

United States	$27,287,580	55.5%
Japan	4,872,366	9.9
Hong Kong	3,609,768	7.3
Australia	3,122,871	6.4
United Kingdom	2,093,100	4.3
France	1,677,249	3.4
Singapore	1,605,936	3.3
Germany	1,564,000	3.2
China	1,422,766	2.9
Netherlands	837,245	1.6
Canada	376,062	0.9
Sweden	234,830	0.4
Philippines	191,939	0.4
Thailand	160,052	0.3
Indonesia	90,176	0.2

Total	$49,145,940	100.0%

See accompanying Notes to Financial Statements.

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STATEMENT OF ASSETS AND LIABILITIES April 30, 2017

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $43,295,474)	$48,677,679
Affiliated companies (cost $468,261)	468,261

49,145,940

Cash	606

Cash—foreign currencies (cost $60,378)	30,725

Receivables and other assets:
Dividends	108,554
Investments sold	106,238
Shares of beneficial interest sold	12,236
Other	12,035

Total assets	49,416,334

Liabilities
Payables and other liabilities:
Investments purchased	96,796
Shares of beneficial interest redeemed	31,077
Shareholder communications	5,294
Distribution and service plan fees	4,702
Trustees’ compensation	2,942
Foreign capital gains tax	1,860
Other	46,293

Total liabilities	188,964

Net Assets	$49,227,370

Composition of Net Assets
Par value of shares of beneficial interest	$4,829

Additional paid-in capital	45,977,288

Accumulated net investment loss	(2,807,721)

Accumulated net realized gain on investments and foreign currency transactions	670,297

Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	5,382,677

Net Assets	$49,227,370

17        OPPENHEIMER GLOBAL REAL ESTATE FUND

STATEMENT OF ASSETS AND LIABILITIES Continued

Net Asset Value Per Share

Class A Shares:

Net asset value and redemption price per share (based on net assets of $16,522,207 and 1,621,718 shares of beneficial interest outstanding)	$10.19

Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$10.81

Class C Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $4,525,745 and 446,453 shares of beneficial interest outstanding)	$10.14

Class I Shares:

Net asset value, redemption price and offering price per share (based on net assets of $25,446,700 and 2,492,237 shares of beneficial interest outstanding)	$10.21

Class R Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $1,682,244 and 165,540 shares of beneficial interest outstanding)	$10.16

Class Y Shares:

Net asset value, redemption price and offering price per share (based on net assets of $1,050,474 and 102,953 shares of beneficial interest outstanding)	$10.20

See accompanying Notes to Financial Statements.

18        OPPENHEIMER GLOBAL REAL ESTATE FUND

STATEMENT OF OPERATIONS For the Year Ended April 30, 2017

Investment Income
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $228,177)	$3,457,166
Affiliated companies	4,395

Interest	490

Total investment income	3,462,051

Expenses
Management fees	1,470,752

Distribution and service plan fees:
Class A	41,954
Class C	51,054
Class R	7,819

Transfer and shareholder servicing agent fees:
Class A	37,957
Class C	11,241
Class I	35,896
Class R	3,458
Class Y	7,673

Shareholder communications:
Class A	11,485
Class C	5,553
Class I	223
Class R	2,035
Class Y	433

Custodian fees and expenses	6,335

Borrowing fees	2,958

Trustees’ compensation	2,389

Other	81,667

Total expenses	1,780,882
Less waivers and reimbursements of expenses	(90,559)

Net expenses	1,690,323

Net Investment Income	1,771,728

Realized and Unrealized Gain (Loss)
Net realized gain on:
Investment transactions in unaffiliated companies(net of foreign capital gains tax of $206)	11,762,001
Foreign currency transactions	45,597

Net realized gain	11,807,598

Net change in unrealized appreciation/depreciation on:
Investment transactions (net of foreign capital gains tax of $1,860)	(13,120,768)
Translation of assets and liabilities denominated in foreign currencies	(6,021)

Net change in unrealized appreciation/depreciation	(13,126,789)

Net Increase in Net Assets Resulting from Operations	$452,537

See accompanying Notes to Financial Statements.

19        OPPENHEIMER GLOBAL REAL ESTATE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended April 30, 2017	Year Ended April 29, 2016[1]

Operations
Net investment income	$1,771,728	$3,397,944

Net realized gain (loss)	11,807,598	(1,337,793)

Net change in unrealized appreciation/depreciation	(13,126,789)	625,307

Net increase in net assets resulting from operations	452,537	2,685,458

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(859,200)	(302,736)
Class C	(213,475)	(58,615)
Class I	(5,417,601)	(3,850,143)
Class R	(70,801)	(19,088)
Class Y	(209,272)	(20,397)

	(6,770,349)	(4,250,979)

Distributions from net realized gain:
Class A	(577,836)	(18,894)
Class C	(171,305)	(6,244)
Class I	(2,991,201)	(198,651)
Class R	(49,742)	(1,462)
Class Y	(133,816)	(1,222)

	(3,923,900)	(226,473)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	1,270,378	2,070,989
Class C	(551,534)	1,458,834
Class I	(151,353,126)	23,105,393
Class R	395,600	523,904
Class Y	552,799	703,670

	(149,685,883)	27,862,790

Net Assets
Total increase (decrease)	(159,927,595)	26,070,796

Beginning of period	209,154,965	183,084,169

End of period (including accumulated net investment loss of $2,807,721 and $609,055, respectively)	$49,227,370	$209,154,965

1. Represents the last business day of the Fund’s reporting period.

See accompanying Notes to Financial Statements.

20        OPPENHEIMER GLOBAL REAL ESTATE FUND

FINANCIAL HIGHLIGHTS

Class A	Year Ended April 30, 2017	Year Ended April 29, 2016[1]	Year Ended April 30, 2015	Year Ended April 30, 2014	Period Ended April 30, 2013[2]

Per Share Operating Data
Net asset value, beginning of period	$11.14	$11.34	$10.52	$10.89	$10.00

Income (loss) from investment operations:
Net investment income[3]	0.09	0.15	0.07	0.08	0.01
Net realized and unrealized gain (loss)	(0.15)	(0.13)	1.19	(0.26)	0.88

Total from investment operations	(0.06)	0.02	1.26	(0.18)	0.89

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.53)	(0.21)	(0.44)	(0.19)	0.00
Distributions from net realized gain	(0.36)	(0.01)	0.00	0.00	0.00

Total dividends and/or distributions to shareholders	(0.89)	(0.22)	(0.44)	(0.19)	0.00

Net asset value, end of period	$10.19	$11.14	$11.34	$10.52	$10.89

Total Return, at Net Asset Value[4]	(0.08)%[5]	0.28%	12.18%	(1.56)%	8.90%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$16,522	$16,822	$15,027	$4,486	$309

Average net assets (in thousands)	$17,252	$15,627	$8,639	$2,349	$125

Ratios to average net assets:[6]
Net investment income	0.87%	1.41%	0.63%	0.83%	1.26%
Expenses excluding specific expenses listed below	1.63%	1.57%	1.66%	2.04%	1.66%
Interest and fees from borrowings	0.00%[7]	0.00%[7]	0.00%	0.00%	0.00%

Total expenses[8]	1.63%	1.57%	1.66%	2.04%	1.66%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.45%	1.45%	1.44%	1.44%	1.42%

Portfolio turnover rate	124%	78%	55%	100%	2%

1. Represents the last business day of the Fund’s reporting period.

2. For the period from March 20, 2013 (commencement of operations) to April 30, 2013.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. The return does not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

6. Annualized for periods less than one full year.

7. Less than 0.005%.

8. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended April 30, 2017	1.63%

See accompanying Notes to Financial Statements.

21        OPPENHEIMER GLOBAL REAL ESTATE FUND

FINANCIAL HIGHLIGHTS Continued

Class C	Year Ended April 30, 2017	Year Ended April 29, 2016[1]	Year Ended April 30, 2015	Year Ended April 30, 2014	Period Ended April 30, 2013[2]

Per Share Operating Data
Net asset value, beginning of period	$11.09	$11.29	$10.49	$10.88	$10.00

Income (loss) from investment operations:
Net investment income[3]	0.01	0.06	0.00[4]	0.02	0.00[4]
Net realized and unrealized gain (loss)	(0.16)	(0.12)	1.17	(0.29)	0.88

Total from investment operations	(0.15)	(0.06)	1.17	(0.27)	0.88

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.44)	(0.13)	(0.37)	(0.12)	0.00
Distributions from net realized gain	(0.36)	(0.01)	0.00	0.00	0.00

Total dividends and/or distributions to shareholders	(0.80)	(0.14)	(0.37)	(0.12)	0.00

Net asset value, end of period	$10.14	$11.09	$11.29	$10.49	$10.88

Total Return, at Net Asset Value[5]	(0.91)%[6]	(0.49)%	11.32%	(2.37)%	8.80%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,526	$5,556	$4,188	$889	$108

Average net assets (in thousands)	$5,106	$4,892	$2,162	$594	$52

Ratios to average net assets:[7]
Net investment income	0.08%	0.60%	0.00%[7]	0.16%	0.49%
Expenses excluding specific expenses listed below	2.43%	2.35%	2.52%	3.31%	2.51%
Interest and fees from borrowings	0.00%[8]	0.00%[8]	0.00%	0.00%	0.00%

Total expenses[9]	2.43%	2.35%	2.52%	3.31%	2.51%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.25%	2.25%	2.24%	2.24%	2.22%

Portfolio turnover rate	124%	78%	55%	100%	2%

1. Represents the last business day of the Fund’s reporting period.

2. For the period from March 20, 2013 (commencement of operations) to April 30, 2013.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Less than $0.005 per share.

5. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

6. The return does not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

7. Annualized for periods less than one full year.

8. Less than 0.005%.

9. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended April 30, 2017	2.43%

See accompanying Notes to Financial Statements.

22        OPPENHEIMER GLOBAL REAL ESTATE FUND

Class I	Year Ended April 30, 2017	Year Ended April 29, 2016[1]	Year Ended April 30, 2015	Year Ended April 30, 2014	Period Ended April 30, 2013[2]

Per Share Operating Data
Net asset value, beginning of period	$11.16	$11.36	$10.53	$10.89	$10.00

Income (loss) from investment operations:
Net investment income[3]	0.15	0.20	0.17	0.15	0.02
Net realized and unrealized gain (loss)	(0.17)	(0.14)	1.14	(0.29)	0.87

Total from investment operations	(0.02)	0.06	1.31	(0.14)	0.89

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.57)	(0.25)	(0.48)	(0.22)	0.00
Distributions from net realized gain	(0.36)	(0.01)	0.00	0.00	0.00

Total dividends and/or distributions to shareholders	(0.93)	(0.26)	(0.48)	(0.22)	0.00

Net asset value, end of period	$10.21	$11.16	$11.36	$10.53	$10.89

Total Return, at Net Asset Value[4]	0.32%[5]	0.68%	12.68%	(1.14)%	8.90%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$25,447	$184,161	$162,493	$135,185	$96,650

Average net assets (in thousands)	$119,011	$167,221	$154,104	$107,043	$79,748

Ratios to average net assets:[6]
Net investment income	1.33%	1.87%	1.50%	1.53%	2.05%
Expenses excluding specific expenses listed below	1.09%	1.07%	1.07%	1.11%	1.39%
Interest and fees from borrowings	0.00%[7]	0.00%[7]	0.00%	0.00%	0.00%

Total expenses[8]	1.09%	1.07%	1.07%	1.11%	1.39%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.05%	1.05%	1.05%	1.05%	1.05%

Portfolio turnover rate	124%	78%	55%	100%	2%

1. Represents the last business day of the Fund’s reporting period.

2. For the period from March 20, 2013 (commencement of operations) to April 30, 2013.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. The return does not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

6. Annualized for periods less than one full year.

7. Less than 0.005%.

8. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended April 30, 2017	1.09%

See accompanying Notes to Financial Statements.

23        OPPENHEIMER GLOBAL REAL ESTATE FUND

FINANCIAL HIGHLIGHTS Continued

Class R	Year Ended April 30, 2017	Year Ended April 29, 2016[1]	Year Ended April 30, 2015	Year Ended April 30, 2014	Period Ended April 30, 2013[2]

Per Share Operating Data
Net asset value, beginning of period	$11.11	$11.32	$10.51	$10.89	$10.00

Income (loss) from investment operations:
Net investment income[3]	0.06	0.11	0.08	0.08	0.01
Net realized and unrealized gain (loss)	(0.15)	(0.13)	1.15	(0.30)	0.88

Total from investment operations	(0.09)	(0.02)	1.23	(0.22)	0.89

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.50)	(0.18)	(0.42)	(0.16)	0.00
Distributions from net realized gain	(0.36)	(0.01)	0.00	0.00	0.00

Total dividends and/or distributions to shareholders	(0.86)	(0.19)	(0.42)	(0.16)	0.00

Net asset value, end of period	$10.16	$11.11	$11.32	$10.51	$10.89

Total Return, at Net Asset Value[4]	(0.38)%[5]	(0.07)%	11.87%	(1.91)%	8.90%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,682	$1,424	$907	$106	$31

Average net assets (in thousands)	$1,572	$1,120	$427	$86	$17

Ratios to average net assets:[6]
Net investment income	0.52%	1.05%	0.73%	0.79%	1.14%
Expenses excluding specific expenses listed below	1.95%	1.86%	2.05%	2.89%	1.84%
Interest and fees from borrowings	0.00%[7]	0.00%[7]	0.00%	0.00%	0.00%

Total expenses[8]	1.95%	1.86%	2.05%	2.89%	1.84%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.75%	1.75%	1.74%	1.74%	1.72%

Portfolio turnover rate	124%	78%	55%	100%	2%

1. Represents the last business day of the Fund’s reporting period.

2. For the period from March 20, 2013 (commencement of operations) to April 30, 2013.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. The return does not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

6. Annualized for periods less than one full year.

7. Less than 0.005%.

8. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended April 30, 2017	1.95%

See accompanying Notes to Financial Statements.

24        OPPENHEIMER GLOBAL REAL ESTATE FUND

Class Y	Year Ended April 30, 2017	Year Ended April 29, 2016[1]	Year Ended April 30, 2015	Year Ended April 30, 2014	Period Ended April 30, 2013[2]

Per Share Operating Data
Net asset value, beginning of period	$11.16	$11.36	$10.53	$10.89	$10.00

Income (loss) from investment operations:
Net investment income[3]	0.10	0.19	0.13	0.11	0.02
Net realized and unrealized gain (loss)	(0.13)	(0.13)	1.18	(0.26)	0.87

Total from investment operations	(0.03)	0.06	1.31	(0.15)	0.89

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.57)	(0.25)	(0.48)	(0.21)	0.00
Distributions from net realized gain	(0.36)	(0.01)	0.00	0.00	0.00

Total dividends and/or distributions to shareholders	(0.93)	(0.26)	(0.48)	(0.21)	0.00

Net asset value, end of period	$10.20	$11.16	$11.36	$10.53	$10.89

Total Return, at Net Asset Value[4]	0.17%[5]	0.64%	12.62%	(1.21)%	8.90%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,050	$1,192	$469	$208	$52

Average net assets (in thousands)	$3,484	$867	$569	$111	$41

Ratios to average net assets:[6]
Net investment income	0.91%	1.74%	1.20%	1.06%	1.54%
Expenses excluding specific expenses listed below	1.30%	1.30%	1.40%	1.81%	1.78%
Interest and fees from borrowings	0.00%[7]	0.00%[7]	0.00%	0.00%	0.00%

Total expenses[8]	1.30%	1.30%	1.40%	1.81%	1.78%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.10%	1.10%	1.10%	1.09%	1.10%

Portfolio turnover rate	124%	78%	55%	100%	2%

1. Represents the last business day of the Fund’s reporting period.

2. For the period from March 20, 2013 (commencement of operations) to April 30, 2013.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. The return does not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

6. Annualized for periods less than one full year.

7. Less than 0.005%.

8. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended April 30, 2017	1.30%

See accompanying Notes to Financial Statements.

25        OPPENHEIMER GLOBAL REAL ESTATE FUND

NOTES TO FINANCIAL STATEMENTS April 30, 2017

1. Organization

Oppenheimer Global Real Estate Fund (the “Fund”) is registered under the Investment Company Act of 1940 (“1940 Act”), as amended, as a diversified open-end management investment company. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. The Sub-Advisor has entered into a sub-sub-advisory agreement with Barings LLC, formerly Barings Real Estate Advisers LLC, (the “Sub-Sub-Adviser”), an indirect, wholly-owned subsidiary of Massachusetts Mutual Life Insurance Company, the parent of OFI.

The Fund offers Class A, Class C, Class I, Class R and Class Y shares. As of July 1, 2014, Class N shares were renamed Class R shares. Class N shares subject to a contingent deferred sales charge (“CDSC”) on July 1, 2014, continue to be subject to a CDSC after the shares were renamed. Purchases of Class R shares occurring on or after July 1, 2014, are not subject to a CDSC upon redemption. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class R shares are sold without a front-end sales charge but may be subject to a CDSC. Class R shares are sold only through retirement plans. Retirement plans that offer Class R shares may impose charges on those accounts. Class I and Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class I and Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, C and R shares have separate distribution and/or service plans under which they pay fees. Class I and Class Y shares do not pay such fees.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1) Value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close as described in Note 3.

(2) Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the values are presented at the foreign exchange rates at

26        OPPENHEIMER GLOBAL REAL ESTATE FUND

2. Significant Accounting Policies (Continued)

Market Close, the Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments shown in the Statement of Operations.

For securities, which are subject to foreign withholding tax upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income distributions, if any, are declared and paid quarterly. Capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Upon receipt of notification from the issuer, subsequent to the ex-dividend date, some of the dividend income originally recorded from a real estate investment trust (“REIT”) may be reclassified as a reduction of the cost of the related investment and/or realized gain. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Return of Capital Estimates. Distributions received from the Fund’s investments in Real Estate Investments Trusts (REITs), generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates. Such estimates are based on historical information available from each REIT and other industry sources. These estimates may subsequently be revised based on information received from REITs after their tax reporting periods are concluded.

27        OPPENHEIMER GLOBAL REAL ESTATE FUND

NOTES TO FINANCIAL STATEMENTS Continued

2. Significant Accounting Policies (Continued)

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, based on the negative rolling average balance at an average Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended April 30, 2017, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Undistributed Net Investment Income[1]	Undistributed Long-Term Gain	Accumulated Loss Carryforward[2,3,4]	Net Unrealized Appreciation Based on cost of Securities and Other Investments for Federal Income Tax Purposes

$—	$1,344,581	$148,928	$3,731,878

28        OPPENHEIMER GLOBAL REAL ESTATE FUND

2. Significant Accounting Policies (Continued)

1. At period end, the Fund elected to defer $1,676,242 of late year ordinary losses.

2. At period end, the Fund had $148,928 of post-October losses available to offset future realized capital gains, if any.

3. During the reporting period, the Fund utilized $1,352,714 of capital loss carryforward to offset capital gains realized in that fiscal year.

4. During the previous reporting period, the Fund did not utilize any capital loss carryforward.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for the reporting period. Net assets of the Fund were unaffected by the reclassifications.

Increase to Paid-in Capital	Reduction to Accumulated Net Investment Loss	Reduction to Accumulated Net Realized Gain on Investments[5]

$1,906,469	$2,799,955	$4,706,424

5. $1,906,469, all of which was long-term capital gain, was distributed in connection with Fund share redemptions.

The tax character of distributions paid during the reporting periods:

	Year Ended April 30, 2017	Year Ended April 30, 2016

Distributions paid from:
Ordinary income	$8,819,373	$4,477,452
Long-term capital gain	1,874,876	—

Total	$10,694,249	$4,477,452

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

29        OPPENHEIMER GLOBAL REAL ESTATE FUND

NOTES TO FINANCIAL STATEMENTS Continued

2. Significant Accounting Policies (Continued)

Federal tax cost of securities	$45,414,534
Federal tax cost of other investments	60,379

Total federal tax cost	$45,474,913

Gross unrealized appreciation	$5,101,718
Gross unrealized depreciation	(1,369,840)

Net unrealized appreciation	$3,731,878

In addition, distributions paid by the Fund’s investments in real estate investment trusts (“REITS”) often include a “return of capital” which is recorded by the Fund as a reduction of the cost basis of securities held. The Internal Revenue Code requires a REIT to distribute at least 95% of its taxable income to investors. In many cases, however, because of “non-cash” expenses such as property depreciation, an equity REIT’s cash flows will exceed its taxable income. The REIT may distribute this excess cash to offer a more competitive yield. This portion of the distribution is deemed a return of capital, and is generally not taxable to shareholders.

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Recent Accounting Pronouncement. In October 2016, the Securities and Exchange Commission (“SEC”) adopted amendments to rules under the Investment Company Act of 1940 (“final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. The final rules amend Regulation S-X and require funds to provide standardized, enhanced derivative disclosure in fund financial statements in a format designed for individual investors. The amendments to Regulation S-X also update the disclosures for other investments and investments in, and advances to affiliates and amend the rules regarding the general form and content of fund financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. OFI Global is currently evaluating the amendments and their impact, if any, on the Fund’s financial statements.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a fair valuation for any security for which market quotations are not readily

30        OPPENHEIMER GLOBAL REAL ESTATE FUND

3. Securities Valuation (Continued)

available. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued primarily using unadjusted quoted market prices, when available, as supplied by third party pricing services or broker-dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Equity securities traded on a securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the official closing price on the principal exchange on which the security is traded, as identified by the Manager, prior to the time when the Fund’s assets are valued. If the official closing price is unavailable, the security is valued at the last sale price on the principal exchange on which it is traded, or if no sales occurred, the security is valued at the mean between the quoted bid and asked prices. Over-the-counter equity securities are valued at the last published sale price, or if no sales occurred, at the mean between the quoted bid and asked prices. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the time when the Fund’s assets are valued.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, short-term notes, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the bid and asked prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices. Standard inputs generally considered by third-party pricing vendors include reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, as well as other appropriate factors.

Securities for which market quotations are not readily available or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Those standardized fair valuation methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities,

31        OPPENHEIMER GLOBAL REAL ESTATE FUND

NOTES TO FINANCIAL STATEMENTS Continued

3. Securities Valuation (Continued)

observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs may be used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered, if any, are measured using net asset value and are classified as Level 2 in the fair value hierarchy.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$904,777	$743,582	$—	$1,648,359
Financials	26,290,603	20,738,717	—	47,029,320
Investment Company	468,261	—	—	468,261

Total Assets	$27,663,641	$21,482,299	$—	$49,145,940

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

32        OPPENHEIMER GLOBAL REAL ESTATE FUND

4. Investments and Risks

Risks of Foreign Investing. The Fund may invest in foreign securities which are subject to special risks. Securities traded in foreign markets may be less liquid and more volatile than those traded in U.S. markets. Foreign issuers are usually not subject to the same accounting and disclosure requirements that U.S. companies are subject to, which may make it difficult for the Fund to evaluate a foreign company’s operations or financial condition. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of investments denominated in that foreign currency and in the value of any income or distributions the Fund may receive on those investments. The value of foreign investments may be affected by exchange control regulations, foreign taxes, higher transaction and other costs, delays in the settlement of transactions, changes in economic or monetary policy in the United States or abroad, expropriation or nationalization of a company’s assets, or other political and economic factors. In addition, due to the inter-relationship of global economies and financial markets, changes in political and economic factors in one country or region could adversely affect conditions in another country or region. Investments in foreign securities may also expose the Fund to time-zone arbitrage risk. Foreign securities may trade on weekends or other days when the Fund does not price its shares. At times, the Fund may emphasize investments in a particular country or region and may be subject to greater risks from adverse events that occur in that country or region. Foreign securities and foreign currencies held in foreign banks and securities depositories may be subject to limited or no regulatory oversight.

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/ or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. The Fund may invest in money market instruments by investing in Class E shares of Oppenheimer Institutional Government Money Market Fund (“IGMMF”), formerly known as Oppenheimer Institutional Money Market Fund, which is an Affiliated Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The Fund may also invest in money market instruments directly or in other affiliated or unaffiliated money market funds.

33        OPPENHEIMER GLOBAL REAL ESTATE FUND

NOTES TO FINANCIAL STATEMENTS Continued

4. Investments and Risks (Continued)

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

Concentration Risk. Concentration risk is the risk that the Fund’s investments in securities of companies in one industry may cause it to be more exposed to changes in that industry or market sector as compared to a more broadly diversified fund.

The Fund invests primarily in the real estate industry.

Shareholder Concentration. At period end, one shareholder owned 20% or more of the Fund’s total outstanding shares.

The shareholder is a related party of the Fund. Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds, and directors or employees. Related parties owned 48% of the Fund’s total outstanding shares at period end.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates

34        OPPENHEIMER GLOBAL REAL ESTATE FUND

5. Market Risk Factors (Continued)

against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended April 30, 2017		Year Ended April 29, 2016[1]
	Shares	Amount	Shares	Amount

Class A
Sold	439,114	$4,812,936	688,915	$7,581,989
Dividends and/or distributions reinvested	143,618	1,414,550	29,101	314,849
Redeemed	(471,083)	(4,957,108)	(532,757)	(5,825,849)

Net increase	111,649	$1,270,378	185,259	$2,070,989

Class C
Sold	160,194	$1,754,512	312,308	$3,412,951
Dividends and/or distributions reinvested	38,839	378,479	5,742	61,858
Redeemed	(253,711)	(2,684,525)	(187,787)	(2,015,975)

Net increase (decrease)	(54,678)	$(551,534)	130,263	$1,458,834

Class I
Sold	308,374	$3,481,043	4,131,610	$44,532,750
Dividends and/or distributions reinvested	838,179	8,407,872	373,844	4,048,528
Redeemed	(15,163,029)	(163,242,041)	(2,303,523)	(25,475,885)

Net increase (decrease)	(14,016,476)	$(151,353,126)	2,201,931	$23,105,393

Class R
Sold	68,269	$732,129	69,607	$756,815
Dividends and/or distributions reinvested	12,194	119,689	1,885	20,355
Redeemed	(43,072)	(456,218)	(23,486)	(253,266)

Net increase	37,391	$395,600	48,006	$523,904

35        OPPENHEIMER GLOBAL REAL ESTATE FUND

NOTES TO FINANCIAL STATEMENTS Continued

6. Shares of Beneficial Interest (Continued)

	Year Ended April 30, 2017		Year Ended April 29, 2016[1]
	Shares	Amount	Shares	Amount
Class Y
Sold	593,911	$6,610,595	101,891	$1,105,552
Dividends and/or distributions reinvested	34,464	342,165	1,969	21,356
Redeemed	(632,255)	(6,399,961)	(38,339)	(423,238)

Net increase (decrease)	(3,880)	$552,799	65,521	$703,670

1. Represents the last business day of the Fund’s reporting period.

7. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IGMMF, for the reporting period were as follows:

	Purchases	Sales

Investment securities	$174,669,404	$326,268,742

8. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $1.0 billion	1.00%
Over $1.0 billion	0.80

The Fund’s effective management fee for the reporting period was 1.00% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Sub-Sub-Adviser Fees. The Sub-Adviser retains the Sub-Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Sub-Advisory Agreement, the Sub-Adviser pays the Sub-Sub-Adviser an annual fee in monthly installments, based on the average daily net assets of the Fund. The fee paid to the Sub-Sub-Adviser under the Sub-Sub-Advisory agreement is paid by the Sub-Adviser, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these

36        OPPENHEIMER GLOBAL REAL ESTATE FUND

8. Fees and Other Transactions with Affiliates (Continued)

services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustees under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustees. The Fund purchases shares of the funds selected for deferral by the Trustees in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class C and Class R Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class C and Class R shares pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the

37        OPPENHEIMER GLOBAL REAL ESTATE FUND

NOTES TO FINANCIAL STATEMENTS Continued

8. Fees and Other Transactions with Affiliates (Continued)

Distributor an annual asset-based sales charge of 0.75% on Class C shares’ daily net assets and 0.25% on Class R shares’ daily net assets. The Fund also pays a service fee under the Plans at an annual rate of 0.25% of daily net assets. The Plans continue in effect from year to year only if the Fund’s Board of Trustees votes annually to approve their continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Year Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor	Class R Contingent Deferred Sales Charges Retained by Distributor

April 30, 2017	$14,022	$190	$1,762	$—

Waivers and Reimbursements of Expenses. The Manager has contractually agreed to waive fees and/or reimburse certain expenses so that “Expenses after payments, waivers and/ or reimbursements and reduction to custodian expenses”, excluding expenses incurred directly or indirectly by the Fund as a result of investments in other investment companies, wholly-owned subsidiaries and pooled investment vehicles and interest and fees from borrowings; will not exceed 1.45% for Class A shares, 2.25% for Class C shares, 1.05% for Class I shares, 1.75% for Class R shares and 1.10% for Class Y shares.

During the reporting period, the Manager reimbursed the Fund as follows:

Class A	$30,050
Class C	8,604
Class I	39,599
Class R	3,079
Class Y	6,867

This fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board.

Effective January 1, 2017, the Transfer Agent has voluntarily agreed to waive fees and/or reimburse Fund expenses in an amount equal to 0.015% of average annual net assets for Classes A, C, R and Y.

During the reporting period, the Transfer Agent waived fees and/or reimbursed the Fund for transfer agent and shareholder servicing agent fees as follows:

38        OPPENHEIMER GLOBAL REAL ESTATE FUND

8. Fees and Other Transactions with Affiliates (Continued)

Class A	$808
Class C	229
Class R	78
Class Y	52

This fee waiver and/or reimbursement may be terminated at any time.

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IGMMF. During the reporting period, the Manager waived fees and/or reimbursed the Fund $1,193 for IGMMF management fees. This fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board.

9. Borrowings and Other Financing

Joint Credit Facility. A number of mutual funds managed by the Manager participate in a $1.3 billion revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with atypical redemption activity. Expenses and fees related to the Facility are paid by the participating funds and are disclosed separately or as other expenses on the Statement of Operations. The Fund did not utilize the Facility during the reporting period.

39        OPPENHEIMER GLOBAL REAL ESTATE FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Oppenheimer Global Real Estate Fund:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Global Real Estate Fund, including the statement of investments, as of April 30, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2017, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Global Real Estate Fund as of April 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado

June 26, 2017

40        OPPENHEIMER GLOBAL REAL ESTATE FUND

FEDERAL INCOME TAX INFORMATION Unaudited

In early 2017, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2016.

Capital gain distributions of $0.16978 per share were paid to Class A, Class C, Class I, Class R and Class Y shareholders, respectively, on December 15, 2016. Whether received in stock or in cash, the capital gain distribution should be treated by shareholders as a gain from the sale of the capital assets held for more than one year (long-term capital gains).

Dividends, if any, paid by the Fund during the reporting period which are not designated as capital gain distributions should be multiplied by the maximum amount allowable but not less than 0.51% to arrive at the amount eligible for the corporate dividend-received deduction.

A portion, if any, of the dividends paid by the Fund during the reporting period which are not designated as capital gain distributions are eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. The maximum amount allowable but not less than $114,558 of the Fund’s fiscal year taxable income may be eligible for the lower individual income tax rates. In early 2017, shareholders of record received information regarding the percentage of distributions that are eligible for lower individual income tax rates.

Recent tax legislation allows a regulated investment company to designate distributions not designated as capital gain distributions, as either interest related dividends or short-term capital gain dividends, both of which are exempt from the U.S. withholding tax applicable to non U.S. taxpayers. For the reporting period, the maximum amount allowable but not less than $2,998 of the ordinary distributions to be paid by the Fund qualifies as an interest related dividend.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

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PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES;

UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Guidelines is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

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DISTRIBUTION SOURCES Unaudited

For any distribution that took place over the last six months of Fund’s reporting period, the table below details on a per-share basis the percentage of the Fund’s total distribution payment amount that was derived from the following sources: net income, net profit from the sale of securities, and other capital sources. Other capital sources represent a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.” You should not draw any conclusions about each Fund’s investment performance from the amounts of these distributions. This information is based upon income and capital gains using generally accepted accounting principles as of the date of each distribution. For certain securities, such as Real Estate Investment Trusts (“REITs”), the percentages attributed to each category (net income, net profit from sale and other capital sources) are estimated using historical information because the character of the amounts received from the REITs in which the fund invests is unknown until after the end of the calendar year. Because the Fund is actively managed, the relative amount of the Fund’s total distributions derived from various sources over the calendar year may change. Please note that this information should not be used for tax reporting purposes as the tax character of distributable income may differ from the amounts used for this notification. You will receive IRS tax forms in the first quarter of each calendar year detailing the actual amount of the taxable and non-taxable portion of distributions paid to you during the tax year.

For the most current information, please go to oppenheimerfunds.com. Select your Fund, then the ’Detailed’ tab; where ‘Dividends’ are shown, the Fund’s latest pay date will be followed by the sources of any distribution, updated daily.

Fund Name	Pay Date	Net Income	Net Profit from Sale	Other Capital Sources

Oppenheimer Global Real Estate Fund	12/15/16	6.6%	71.9%	21.5%

Oppenheimer Global Real Estate Fund	3/22/17	0.0%	79.3%	20.7%

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TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the Fund, Length of Service, Year of Birth	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/ Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Brian F. Wruble, Chairman of the Board of Trustees (since 2013) and Trustee (since 2013) Year of Birth: 1943	Governor of Community Foundation of the Florida Keys (non-profit) (since July 2012); Director of TCP Capital, Inc. (since November 2015); Chairman Emeritus and Trustee (since August 2011) of The Jackson Laboratory (non-profit); Member of Zurich Insurance Group’s Investment Management Advisory Council (insurance) (October 2004-February 2017); Treasurer (since 2007) and Trustee of the Institute for Advanced Study (non-profit educational institute) (since May 1992); Director of Special Value Opportunities Fund, LLC (registered investment company) (affiliate of the Sub-Adviser’s parent company) (September 2004-June 2015); General Partner of Odyssey Partners, L.P. (hedge fund) (September 1995-December 2007); Special Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January 1999-September 2004). Oversees 57 portfolios in the OppenheimerFunds complex. Mr. Wruble has served on the Boards of certain Oppenheimer funds since April 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Beth Ann Brown, Trustee (since 2016) Year of Birth: 1968	Advisor, Board of Advisors of Caron Engineering Inc. (since December 2014); Independent Consultant (since September 2012); held the following positions at Columbia Management Investment Advisers LLC: Head of Intermediary Distribution (2008-2012), Managing Director, Strategic Relations (2005-2008), Managing Director, Head of National Accounts (2004-2005); Senior Vice President, National Account Manager (2002-2004), Senior Vice President, Key Account Manager (1999-2002) and Vice President, Key Account Manager (1996-1999) of Liberty Funds Distributor, Inc.; President and Director, of Acton Shapleigh Youth Conservation Corps (non -profit) (2012-2015); and Vice President and Director of Grahamtastic Connection (non -profit) (since May 2013). Oversees 57 portfolios in the OppenheimerFunds complex. Ms. Brown has served on the Boards of certain Oppenheimer funds since January 2016, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Edmund P. Giambastiani, Jr., Trustee (since 2013) Year of Birth: 1948	Advisory Board Member of the Maxwell School of Citizenship and Public Affairs of Syracuse University (since April 2012); Director of Mercury Defense Systems Inc. (information technology) (August 2011-February 2013); Trustee of the U.S. Naval Academy Foundation Athletic & Scholarship Program (since November 2010); Advisory Board Member of the Massachusetts Institute of Technology Lincoln Laboratory (federally-funded research development center) (since May 2010); Director of The Boeing Company (aerospace and defense) (since October 2009); Trustee of MITRE Corporation (federally-funded research development center) (since September 2008); Independent Director of QinetiQ Group Plc (defense technology and security) (February 2008-August 2011); Chairman of Monster Worldwide, Inc. (on-line career services) (March 2015-November 2016), Director of Monster Worldwide, Inc. (on-line career services) (February 2008-June 2011); Lead Director (June 2011-March 2015); Chairman of Alenia North America, Inc. (military and defense products) (January 2008-October 2009); Director of SRA International,

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Edmund P. Giambastiani, Jr., Continued	Inc. (information technology and services) (January 2008-July 2011); President of Giambastiani Group LLC (national security and energy consulting) (since October 2007); United States Navy, career nuclear submarine officer (June 1970-October 2007), Vice Chairman of the Joint Chiefs of Staff (2005-October 2007), Supreme Allied Commander of NATO Commander Transformation (2003-2005), Commander, U.S. Joint Forces Command (2002-2005). Since his retirement from the U.S. Navy in October 2007, Admiral Giambastiani has also served on numerous U.S. Government advisory boards, investigations and task forces for the Secretaries of Defense, State and Interior and the Central Intelligence Agency. He recently completed serving as a federal commissioner on the Military Compensation and Retirement Modernization Commission. Oversees 57 portfolios in the OppenheimerFunds complex. Admiral Giambastiani has served on the Boards of certain Oppenheimer funds since February 2013, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations. For purposes of this report, Admiral Giambastiani is identified as a Trustee.

Elizabeth Krentzman, Trustee (since 2014) Year of Birth: 1959	Director of Cartica Management, LLC Funds (private investment funds) (since 2017); Trustee of University of Florida Law Center Association, Inc. (since 2016); Member of University of Florida Law Advisory Board, Washington, DC Alumni Group (since 2015); Advisory Board Member of the Securities and Exchange Commission Historical Society (since 2007); held the following positions at Deloitte & Touche LLP: Principal and Chief Regulatory Advisor for Asset Management Services (2007 - 2014) and U.S. Mutual Fund Leader (2011 - 2014); General Counsel of the Investment Company Institute (trade association) (June 2004 - April 2007); held the following positions at Deloitte & Touche LLP: National Director of the Investment Management Regulatory Consulting Practice (1997 - 2004), Principal (2003 - 2004), Director (1998 - 2003) and Senior Manager (1997 - 1998); Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission (1996 - 1997) and various positions with the Division of Investment Management – Office of Regulatory Policy (1991 - 1996) of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP (1987 - 1991). Oversees 57 portfolios in the OppenheimerFunds complex. Ms. Krentzman has served on the Boards of certain Oppenheimer funds since August 2014, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Mary F. Miller, Trustee (since 2013) Year of Birth: 1942	Trustee of International House (not-for-profit) (since June 2007); Trustee of the American Symphony Orchestra (not-for-profit) (October 1998-November 2011); and Senior Vice President and General Auditor of American Express Company (financial services company) (July 1998-February 2003). Oversees 57 portfolios in the OppenheimerFunds complex. Ms. Miller has served on the Boards of certain Oppenheimer funds since August 2004, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joel W. Motley, Trustee (since 2013) Year of Birth: 1952	Director of Office of Finance Federal Home Loan Bank (since September 2016); Director of Greenwall Foundation (since October 2013); Member of Board and Investment Committee of The Greenwall Foundation (since April 2013); Member of the Vestry of Trinity Wall Street (since April 2012); Director of Southern Africa Legal Services Foundation (since March 2012); Board Member of Pulitzer Center for Crisis Reporting (non-profit journalism) (since March 2011); Managing Director of

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TRUSTEES AND OFFICERS Unaudited / Continued

Joel W. Motley, Continued	Public Capital Advisors, LLC (privately-held financial advisor) (since January 2006); Managing Director of Carmona Motley, Inc. (privately-held financial advisor) (since January 2002); Director of Columbia Equity Financial Corp. (privately-held financial advisor) (2002-2007); Managing Director of Carmona Motley Hoffman Inc. (privately-held financial advisor) (January 1998-December 2001); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee and Board of Human Rights Watch (since July 2000) and Member of the Investment Committee and Board of Historic Hudson Valley (since February 2010). Oversees 57 portfolios in the OppenheimerFunds complex. Mr. Motley has served on the Boards of certain Oppenheimer funds since October 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joanne Pace, Trustee (since 2013) Year of Birth: 1958	Advisory Board Director of Massey Quick and Company, LLC (since October 2014); Board Director of Horizon Blue Cross Blue Shield of New Jersey (since November 2012); Advisory Board Director of The Alberleen Group LLC (since March, 2012); Board Member (since January 2015), Board Member of 100 Women in Hedge Funds (non-profit) (since January 2015); Advisory Council Member of Morgan Stanley Children’s Hospital (non-profit) (since May, 2012); Senior Advisor of SECOR Asset Management, LP (2010-2011); Managing Director and Chief Operating Officer of Morgan Stanley Investment Management (2006-2010); Partner and Chief Operating Officer of FrontPoint Partners, LLC (hedge fund) (2005-2006); held the following positions at Credit Suisse: Managing Director (2003-2005); Global Head of Human Resources and member of Executive Board and Operating Committee (2004-2005), Global Head of Operations and Product Control (2003- 2004); held the following positions at Morgan Stanley: Managing Director (1997- 2003), Controller and Principal Accounting Officer (1999-2003); Chief Financial Officer (temporary assignment) for the Oversight Committee, Long Term Capital Management (1998-1999). Lead Independent Director and Chair of the Audit and Nominating Committee of The Global Chartist Fund, LLC of Oppenheimer Asset Management (2011-2012); Board Director of Managed Funds Association (2008- 2010); Board Director of Morgan Stanley Foundation (2007-2010) and Investment Committee Chair (2008-2010). Oversees 57 portfolios in the OppenheimerFunds complex. Ms. Pace has served on the Boards of certain Oppenheimer funds since November 2012, including as an Advisory Board Member for certain Oppenheimer funds, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations. For purposes of this report, Ms. Pace is identified as a Trustee.

Daniel Vandivort, Trustee (since 2014) Year of Birth: 1954	Treasurer, Chairman of the Audit and Finance Committee (since January 2016); Chairman and Lead Independent Director/Trustee (March 2010-September 2014), Chairman of the Audit Committee (March 2009-September 2014) and Director/ Trustee (December 2008-September 2014) of the Board of Directors/Trustees of Value Line Funds; Trustee, Board of Trustees of Huntington Disease Foundation of America (since January 2015 and June 2007-December 2013); Trustee, Board of Trustees, RIM Retirement Savings Plan (2005-2007); President and Chief Investment Officer, Robeco Investment Management, formerly known as Weiss Peck and Greer (January 2005-June 2007); Member, Management Committee of Robeco Investment Management (2001-2007); Chairman and Trustee of the Board

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Daniel Vandivort, Continued	of Trustees of Weiss, Peck and Greer Funds (2004-2005); Managing Director and Head of Fixed Income, Weiss, Peck and Greer (November 1994-January 2005); Managing Director and Head of Fixed Income, CS First Boston Investment Management (January 1992-November 1994); Director, Global Product Development, First Boston Asset Management (November 1989 to January 1992); Vice President, Fixed Income Sales, First Boston Corp. (May 1984-November 1989). Oversees 57 portfolios in the OppenheimerFunds complex. Mr. Vandivort has served on the Boards of certain Oppenheimer funds since 2014, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

INTERESTED TRUSTEE AND OFFICER	Mr. Steinmetz is an “Interested Trustee” because he is affiliated with the Manager and the Sub-Adviser by virtue of his positions as Chairman of the Sub-Adviser and officer and director of the Manager. Both as a Trustee and as an officer, Mr. Steinmetz serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Steinmetz’s address is 225 Liberty Street, New York, New York 10281-1008.

Arthur P. Steinmetz, Trustee (since 2015), President and Principal Executive Officer (since 2014) Year of Birth: 1958	Chairman of the Sub-Adviser (since January 2015); CEO and Chairman of the Manager (since July 2014), President of the Manager (since May 2013), a Director of the Manager (since January 2013), Director of the Sub-Adviser (since July 2014), President, Management Director and CEO of Oppenheimer Acquisition Corp. (the Sub-Adviser’s parent holding company) (since July 2014), and President and Director of OFI SteelPath, Inc. (since January 2013). Chief Investment Officer of the OppenheimerFunds advisory entities from (January 2013- December 2013); Executive Vice President of the Manager (January 2013-May 2013); Chief Investment Officer of the Sub-Adviser (October 2010-December 2012); Chief Investment Officer, Fixed-Income, of the Sub-Adviser (April 2009-October 2010); Executive Vice President of the Sub-Adviser (October 2009-December 2012); Director of Fixed Income of the Sub-Adviser (January 2009-April 2009); and a Senior Vice President of the Sub-Adviser (March 1993-September 2009). An officer of 99 portfolios in the OppenheimerFunds complex.

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Mss. Lo Bessette, Foxson and Picciotto, 225 Liberty Street, New York, New York 10281-1008, for Mr. Petersen, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Cynthia Lo Bessette, Secretary and Chief Legal Officer (since 2016) Year of Birth: 1969	Senior Vice President and Deputy General Counsel (March 2015 to February 2016) and Executive Vice President, General Counsel and Secretary of the Manager (since February 2016); Chief Legal Officer of the Sub-Adviser and the Distributor (since February 2016); Vice President, General Counsel and Secretary of Oppenheimer Acquisition Corp. (since February 2016); General Counsel of OFI SteelPath, Inc., VTL Associates, LLC and Index Management Solutions, LLC (since February 2016); Chief Legal Officer of OFI Global Institutional, Inc., HarbourView Asset Management Corporation, OFI Global Trust Company, Oppenheimer Real Asset Management, Inc., OFI Private Investments Inc., Shareholder Services, Inc. and Trinity Investment Management Corporation (since February 2016); Vice President, Corporate Counsel (February 2012 – March 2015) and Deputy Chief Legal Officer (April 2013 – March 2015) of Jennison Associates LLC; Assistant General Counsel (April 2008 – September 2009) and Deputy General Counsel (October 2009 – February 2012) of Lord Abbett & Co. LLC. An officer or 99 portfolios in the OppenheimerFunds complex.

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TRUSTEES AND OFFICERS Unaudited / Continued

Jennifer Foxson, Vice President and Chief Business Officer (since 2014) Year of Birth: 1969	Senior Vice President of OppenheimerFunds Distributor, Inc. (since June 2014); Vice President of OppenheimerFunds Distributor, Inc. (April 2006-June 2014); Vice President of the Sub-Adviser (January 1998-March 2006); Assistant Vice President of the Sub-Adviser (October 1991-December 1998). An officer or 99 portfolios in the OppenheimerFunds complex.

Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer (since 2014) Year of Birth: 1973	Senior Vice President and Chief Compliance Officer of the Manager (since March 2014); Chief Compliance Officer of the Sub-Adviser, OFI SteelPath, Inc., OFI Global Trust Company, OFI Global Institutional, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments, Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2014); Managing Director of Morgan Stanley Investment Management Inc. and certain of its various affiliated entities; Chief Compliance Officer of various Morgan Stanley Funds (May 2010-January 2014); Chief Compliance Officer of Morgan Stanley Investment Management Inc. (April 2007-January 2014). An officer or 99 portfolios in the OppenheimerFunds complex.

Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer (since 2016) Year of Birth: 1970	Senior Vice President of the Manager (since January 2017); Vice President of the Manager (January 2013-January 2017); Vice President of Sub-Adviser (February 2007-December 2012); Assistant Vice President of Sub-Adviser (August 2002- 2007). An officer of 99 portfolios in the OppenheimerFunds complex.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers is available without charge upon request, by calling 1.800.CALL OPP (225.5677).

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OPPENHEIMER GLOBAL REAL ESTATE FUND

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Sub-Sub-Adviser	Barings LLC

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	Kramer Levin Naftalis & Frankel LLP

© 2017 OppenheimerFunds, Inc. All rights reserved.

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PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

•	Applications or other forms
•	When you create a user ID and password for online account access
•	When you enroll in eDocs Direct,SM our electronic document delivery service
•	Your transactions with us, our affiliates or others
•	Technologies on our website, including: “cookies” and web beacons, which are used to collect data on the pages you visit and the features you use.

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

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Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website. As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

•	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 256-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.
•	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.
•	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, safeguard that information. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated November 2016. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

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Visit us at oppenheimerfunds.com for 24-hr access to

account information and transactions or call us at 800.CALL

OPP (800.225.5677) for 24-hr automated information and

automated transactions. Representatives also available

Mon–Fri 8am-8pm ET.

Visit Us oppenheimerfunds.com Call Us 800 225 5677 Follow Us

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

225 Liberty Street, New York, NY 10281-1008

© 2017 OppenheimerFunds Distributor, Inc. All rights reserved.

RA1379.001.0417 June 23, 2017

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the registrant has determined that Joanne Pace, the Board’s Audit Committee Chairwoman, is an audit committee financial expert and that Ms. Pace is “independent” for purposes of this Item 3.

Item 4.  Principal Accountant Fees and Services.

(a)        Audit Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $38,300 in fiscal 2017 and $36,500 in fiscal 2016.

(b)        Audit-Related Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $7,000 in fiscal 2017 and $5,554 in fiscal 2016.

The principal accountant for the audit of the registrant’s annual financial statements billed $234,635 in fiscal 2017 and $508,990 in fiscal 2016 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include:  Internal control reviews, GIPS attestation procedures, and additional audit services

(c)        Tax Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2017 and no such fees in fiscal 2016.

The principal accountant for the audit of the registrant’s annual financial statements billed $689,805 in fiscal 2017 and $468,498 in fiscal 2016 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d)        All Other Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2017 and no such fees in fiscal 2016.

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2017 and no such fees in fiscal 2016 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such fees would include the cost to the principal accountant of attending audit committee meetings and consultations regarding the registrant’s retirement plan with respect to its Trustees.

(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairwoman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services may be waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to its principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 0%

(f)	Not applicable as less than 50%.

(g)	The principal accountant for the audit of the registrant’s annual financial statements billed $931,440 in fiscal 2017 and $983,042 in fiscal 2016 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	The registrant’s audit committee of the board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6.  Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11.  Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 4/30/2017, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Global Real Estate Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	6/16/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	6/16/2017

By:	/s/ Brian S. Petersen
Brian S. Petersen
Principal Financial Officer
Date:	6/16/2017